UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A NO. 2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1997

                             THE VINCAM GROUP, INC.
             (Exact name of registrant as specified in its charter)

            FLORIDA                          0-28148                        59-2452823
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer Identification No.)
incorporation or organization)


2850 DOUGLAS ROAD, CORAL GABLES, FLORIDA                           33134
(Address of principal executive offices)                        (Zip Code)

                                 (305) 460-2350
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (a)   Financial Statements of Business Acquired.

The following audited financial statements of Amstaff, Inc. are filed with this Amendment Number 2 to the Current Report on Form 8-K:

                                                                                                   Page
                                                                                                  Number
Report of Independent Certified Public Accountants...........................................      F-1

Balance Sheets as of December 31, 1995 and 1996..............................................      F-2

Consolidated Statements of Operations for the Years Ended
  December 31, 1994, 1995 and 1996...........................................................      F-3

Consolidated Statement of Changes in Stockholders' (Deficit) Equity for the
  Years Ended December 31, 1994, 1995 and 1996...............................................      F-4

Consolidated Statements of Cash Flows for the Years Ended December 31, 1994,
  1995 and 1996..............................................................................      F-5

Notes to Consolidated Financial Statements...................................................      F-6

         (b)   Pro Forma Financial Information.

The following unaudited pooled combined pro forma financial information of The Vincam Group, Inc. and Amstaff, Inc. is filed with this Amendment Number 2 to the Current Report on Form 8-K:

                                                                                                   Page
                                                                                                  Number
Pooled Combined Pro Forma Financial Information..............................................      F-14

Pooled Combined Pro Forma Statement of Income for
the year ended December 31, 1996.............................................................      F-15

Pooled Combined Pro Forma Statement of Income for
the year ended December 31, 1995.............................................................      F-16

Pooled Combined Pro Forma Statement of Income for
the year ended December 31, 1994.............................................................      F-17

Notes to Pooled Combined Pro Forma Financial Information.....................................      F-18

Pooled combined financial information for the three months and six months ended June 30, 1997 and as of June 30, 1997 has already been filed with the Company's Quarterly Report on Form 10-Q (File No. 0-28148) for the quarterly period ended June 30, 1997.

       (c)  Exhibits

EXHIBIT
NUMBER
-------

23    Consent of Plante & Moran, LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, as of 15th of September, 1997.


                                THE VINCAM GROUP, INC.

SEPTEMBER 15, 1997          By: /s/ STEPHEN L. WAECHTER
------------------              ------------------------------------------------
Date                            Stephen L. Waechter, Chief Financial Officer,
                                Senior Vice President Finance and Administration
                                (Principal Financial Officer)

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Amstaff, Inc.

         We have audited the accompanying consolidated balance sheets of Amstaff, Inc. and its subsidiaries as of December 31, 1996 and 1995 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the three years ended December 31, 1996. These consolidated financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Amstaff, Inc. and its subsidiaries as of December 31, 1996 and 1995 and their consolidated results of operations and cash flows for the three years ended December 31, 1996, in conformity with generally accepted accounting principles.

PLANTE & MORAN, LLP

Bloomfield Hills, Michigan
September 10, 1997


                                  AMSTAFF, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                  DECEMBER 31
                                                                         ------------------------------
                                                                           1996                  1995
                                                                         ---------              -------
                                     ASSETS

CURRENT ASSETS
    Cash                                                               $ 1,147,742          $   795,011
    Accounts receivable:
        Trade                                                              219,439              388,301
        Other                                                               32,352               42,632
    Accrued interest receivable                                             11,975               17,963
    Unbilled revenue                                                     2,028,346              807,739
    Prepaid expenses and other current assets                              374,148               91,137
    Note receivable - Stockholder (Note 4)                                  57,030               57,030
    Deferred tax asset (Note 11)                                                 -                    -
                                                                       -----------          -----------
               Total current assets                                      3,871,032            2,199,813

NOTE RECEIVABLE - Stockholder (Note 4)                                           -               57,020

PROPERTY AND EQUIPMENT (Note 3)                                            437,272              273,211
                                                                       -----------          -----------
               Total assets                                            $ 4,308,304          $ 2,530,044
                                                                       ===========          ===========
                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Current portion of long-term debt (Note 5)                         $    46,886          $    33,046
    Accounts payable:
        Trade                                                              202,374               46,032
        Related party (Note 4)                                              61,714               20,601
    Income taxes payable                                                    88,323               11,557
    Accrued liabilities:
        Salaries and payroll taxes                                       2,561,648            1,522,905
        Reserve for claims (Note 7)                                        566,750              187,500
        Other                                                            2,629,825            1,436,672
    Client security deposits (Note 8)                                      320,616              178,317
                                                                       -----------          -----------
               Total current liabilities                                 6,478,136            3,436,630

RESERVE FOR CLAIMS (Note 7)                                                308,250                    -

LONG-TERM DEBT (Note 5)                                                     75,806               64,452

MINORITY INTEREST                                                           10,957                4,000

STOCKHOLDERS' DEFICIT
    Common stock - No par value:
       Authorized - 50,000 shares
       Issued and outstanding - 1,000 shares                                 1,000                1,000
    Accumulated deficit                                                 (2,565,845)            (976,038)
                                                                       -----------          -----------
               Total stockholders' deficit                              (2,564,845)            (975,038)
                                                                       -----------          -----------
               Total liabilities and stockholder's deficit             $ 4,308,304          $ 2,530,044
                                                                       ===========          ===========

        The accompanying notes are an integral part of these consolidated financial statements.

                                  AMSTAFF, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                            YEAR ENDED DECEMBER 31

                                                                 1996                   1995                  1994
                                                            --------------         --------------        --------------
REVENUE                                                     $   66,542,568         $   43,665,424        $   23,253,911

DIRECT COSTS
  Salaries, wages and employment taxes of
    worksite employees                                          60,019,919             38,850,232            20,215,972
  Health care and workers' compensation
    (Note 7)                                                     2,816,005              2,005,605             1,600,038
  State unemployment taxes and other direct
    Costs                                                        1,064,613                632,145               261,147
                                                            --------------         --------------        --------------
         Total direct costs                                     63,900,537             41,487,982            22,077,157
                                                            --------------         --------------        --------------
GROSS PROFIT                                                     2,642,031              2,177,442             1,176,754
                                                            --------------         --------------        --------------
OPERATING EXPENSES
  Administrative personnel                                       2,249,161              1,579,777               762,516
  Other general and administrative (Note 6)                      1,033,622                550,333               407,902
  Sales and marketing                                              442,567                297,426               132,740
  Depreciation and amortization                                     84,589                 76,718                66,385
  Provision (recovery) for doubtful accounts                      (18,107)                 89,879                12,000
                                                            --------------         --------------        --------------
         Total operating expenses                                3,791,832              2,594,133             1,381,543
                                                            --------------         --------------        --------------
OPERATING LOSS                                                  (1,149,801)              (416,691)             (204,789)
                                                            --------------         --------------        --------------

OTHER INCOME (EXPENSE)
  Interest - Net                                                     2,945                  8,664               (4,631)
  Loss on sale of fixed assets                                     (85,771)                     -              (13,865)
  Other                                                             (2,435)                     -                    -
                                                            --------------         --------------        -------------
         Total other (expense) income                              (85,261)                 8,664              (18,496)
                                                            --------------         --------------        -------------

LOSS - Before taxes and minority interest                       (1,235,062)              (408,027)            (223,285)

INCOME TAXES (Note 11)                                             (88,323)               (10,089)              (8,958)

MINORITY INTEREST                                                   (5,707)                     -                    -
                                                            --------------         --------------        -------------
NET LOSS                                                    $   (1,329,092)        $     (418,116)       $    (232,243)
                                                            ==============         ==============        =============


        The accompanying notes are an integral part of these consolidated financial statements.


                                  AMSTAFF, INC.
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

                                                                                    TOTAL
                                                           ACCUMULATED           STOCKHOLDERS'
                                        COMMON STOCK         DEFICIT               DEFICIT
                                        ------------     --------------         --------------
BALANCE - December 31, 1993             $   1,000        $   (268,471)          $   (267,471)

Net loss                                        -            (232,243)              (232,243)

BALANCE - December 31, 1994                 1,000            (500,714)              (499,714)

Net loss                                        -            (418,116)              (418,116)

Distributions to stockholders                   -             (57,208)               (57,208)
                                        ---------        ------------           ------------
BALANCE - December 31, 1995                 1,000            (976,038)              (975,038)

Net loss                                        -          (1,329,092)            (1,329,092)

Distributions to stockholders                   -            (260,715)              (260,715)
                                        ---------        ------------           ------------
BALANCE - December 31, 1996             $   1,000        $ (2,565,845)          $ (2,564,845)
                                        =========        ============           ============


        The accompanying notes are an integral part of these consolidated financial statements.


                                  AMSTAFF, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                 YEAR ENDED DECEMBER 31
                                                                  -----------------------------------------------------
                                                                       1996               1995                  1994
                                                                  ------------        ------------          -----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                      $ (1,329,092)       $   (418,116)         $  (232,243)
    Adjustments to reconcile net loss to net cash provided
        by operating activities:
           Depreciation and amortization                                84,589              76,718               66,385
           Minority interest                                             5,707                   -                    -
           Provision for doubtful accounts                             (18,107)             89,879               12,000
           Loss on sale of fixed assets                                 85,771                   -               13,865
           Other                                                        (1,940)                  -                  (60)
           (Increase) decrease in assets:
               Accounts receivable                                     197,249            (228,200)             (16,724)
               Unbilled revenue                                     (1,220,607)           (351,666)             (48,245)
               Accrued interest receivable                               5,988             (17,963)                   -
               Prepaid expenses                                       (281,021)            (30,574)             (53,146)
               Other assets                                                  -               4,000                1,806
           Increase (decrease) in liabilities:
               Accounts payable                                        156,342               4,751               28,686
               Accrued liabilities                                   2,919,336           1,347,820              304,783
               Customer deposits                                       142,299              24,246               46,597
               Taxes payable                                            76,766             (10,762)              21,559
                                                                  ------------        ------------          -----------
                  Net cash provided by operating activities            823,280             490,133              145,263

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment                                (334,421)           (147,428)            (187,617)
    Repayments of stockholder note receivable                           57,030              57,030                    -
                                                                  ------------        ------------          -----------
                  Net cash used in investing activities               (277,391)            (90,398)            (187,617)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from long-term debt                                        61,638              30,000              100,183
    Principal payments on long-term debt                               (36,444)            (35,086)             (25,968)
    Distributions to stockholders                                     (260,715)            (57,208)                   -
    Proceeds from related party advances                                41,113              20,601                    -
    Proceeds from sale of subsidiary stock                               1,250                   -                1,000
                                                                  ------------        ------------          -----------
                  Net cash (used in) provided by
                      financing activities                            (193,158)            (41,693)              75,215
                                                                  ------------        ------------          -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                              352,731             358,042               32,861

CASH AND CASH EQUIVALENTS - Beginning of year                          795,011             436,969              404,108
                                                                  ------------        ------------          -----------
CASH AND CASH EQUIVALENTS - End of year                           $  1,147,742        $    795,011          $   436,969
                                                                  ============        ============          ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
    INFORMATION
        Cash paid for interest                                    $      9,030        $      9,299          $     4,631
                                                                  ============        ============          ===========
        Cash paid for income taxes                                $     26,631        $      8,411          $     8,958
                                                                  ============        ============          ===========

        The accompanying notes are an integral part of these consolidated financial statements.

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 1 -       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

               CHANGE IN OWNERSHIP - On June 30, 1997, Amstaff, Inc. was acquired by a publicly held corporation. This transaction was effected through an exchange of all outstanding shares of common stock of the Company for 365,000 shares of the public company.

               PRINCIPLES OF CONSOLIDATION - The accompanying consolidated financial statements include the accounts of Amstaff, Inc. and its subsidiaries, American Staffing, Inc., R.D.M., Inc., Amstaff P.E.O., Inc., Amstaff H.R.M., Inc., Amstaff Management Services, Inc., Amstaff HR Services, Inc., Amstaff Professional Services, Inc., Amstaff Employer Resources, Inc., A.E. Services Group, Staff Resources Group, Inc., Staffing Group Enterprises, Inc. and Amstaff P.C.S. (collectively, Amstaff or the Company). A.E. Services Group, Staff Resources Group, Inc., Staffing Group Enterprises, Inc. and Amstaff P.C.S. were formed in 1996. Amstaff Management Services, Inc., Amstaff HR Services, Inc., Amstaff Professional Services, Inc. and Amstaff Employer Resources, Inc. were formed in 1995. Intercompany transactions and balances have been eliminated in consolidation.

               NATURE OF BUSINESS - The Company was organized and incorporated in Michigan and is principally engaged in providing a wide range of human resources, employee benefit and payroll processing services. The typical customer contract is for a one-year term. This type of company is commonly referred to as a Professional Employer Organization. The Company currently operates in Michigan and Ohio.

               The Company provides services to a variety of industries and customers. Industry concentrations are as follows:

                           Clerical                                   25%
                           Retail/Wholesale                           16
                           Service                                    16
                           Light manufacturing                        14
                           Other                                      29
                                                                 -------
                                             Total                   100%
                                                                 =======

               USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 1 -       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
               (Continued)

               REVENUE RECOGNITION - Revenues and the related costs of wages, salaries and employment taxes from professional employer services related to worksite employees are recognized in the period in which the employee performs the service. Because Amstaff is at risk for all of its direct costs, independently of whether payment is received from its clients, all amounts billed and unbilled to clients for these costs are recognized as revenue by Amstaff.

               ACCOUNTS RECEIVABLE - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts has been established at December 31, 1996 or 1995. Amounts that become uncollectible are provided for in the period that determination is made.

               UNBILLED REVENUE - Unbilled revenue represents charges earned for worksite employees that have not yet been billed. These charges include salaries, health care and benefit programs, applicable taxes and administrative charges.

               RESERVE FOR CLAIMS - Amstaff's workers' compensation benefits and certain of its health care benefits are provided under large deductible insured plans. Amstaff records reserves for workers' compensation and health care claims costs based on calculations using Amstaff's loss history of workers' compensation and health care claims, respectively.

               In all cases regarding workers' compensation and health care claims, reserves are established at the time a participant files a claim. Furthermore, Amstaff, in determining its reserves, includes reserves for estimated claims incurred but not reported, respectively.

               At December 31, 1996 and 1995, Amstaff has classified as current the estimated amounts of reserves established for claims expected to be paid within one year.

               Amstaff's estimates of its claims reserves, including its estimate of incurred but not reported claims, are based primarily on its loss history. The ultimate cost of health care and workers' compensation claims will depend on actual costs incurred in settling the claims and may differ from the amounts reserved by Amstaff for those claims.

               PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Assets are depreciated over the estimated economic useful lives of the assets, ranging from five to seven years.

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 1 -       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
               (Continued)

               INCOME TAXES - The Company has elected to be treated as an S Corporation for federal income tax purposes. Under provisions of the Internal Revenue Code for S corporations, taxable income is allocated among the stockholders regardless of any amounts actually distributed. All Amstaff, Inc. subsidiaries, as listed in the principles of consolidation above, are C Corporations for income tax purposes. Current taxes are provided by applying provisions of enacted tax laws to taxable income. Deferred tax assets and liabilities are recorded based on temporary differences between the tax basis of assets and liabilities and their carrying amounts for financial reporting purposes.

NOTE 2 -       DISTRIBUTIONS

               It is the intent of management and the stockholders of Amstaff, Inc. to make distributions of the S Corporation taxable earnings as cash flow permits and to make other discretionary distributions as authorized by the stockholders.

NOTE 3 -       PROPERTY AND EQUIPMENT

               Property and equipment consist of the following:

                                                                    1996                 1995
                                                                 -----------         -----------
               Furniture and fixtures                            $   62,358          $  100,355
               Office equipment                                     183,109             166,517
               Leasehold improvements                               204,737              89,771
               Automobiles                                          178,819             115,182
                                                                 ----------          ----------

                                 Total cost                         629,023             471,825

               Less accumulated depreciation                       (191,751)           (198,614)
                                                                 ----------          ----------
                                 Net carrying amount             $  437,272          $  273,211
                                                                 ==========          ==========

NOTE 4 -       RELATED PARTY TRANSACTIONS

               Amstaff ASMK, LLC is a real estate holding company related to Amstaff through common ownership. At December 31, 1995, Amstaff was renting an office facility from this related party at a rate of $9,000 per month. Rent expense under this arrangement totaled $72,000 and $108,000 for 1996 and 1995, respectively (see Note
               10).

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 4 -       RELATED PARTY TRANSACTIONS (Continued)

               Amounts owed to this affiliate totaled $61,714 and $20,601 at December 31, 1996 and 1995, respectively.

               At December 31, 1996, Amstaff was renting office space from a third party and in January 1997 resumed renting from its affiliate (see Note 10).

               A stockholder note receivable of $57,030 and $114,050 at December 31, 1996 and 1995, respectively, bears interest at the rate of
               10.5 percent and is payable in one remaining annual installment.

NOTE 5 -       DEBT

               DEMAND NOTES

               The Company has a demand credit facility with the bank to borrow up to $200,000 for working capital. Amounts borrowed bear interest at the bank's prime rate plus 1.5 percent and are collateralized by accounts receivable. This agreement expired on May 31, 1997. At December 31, 1996 and 1995, there were no amounts outstanding under this facility.

               LONG-TERM DEBT

               Long-term debt is comprised of the following:


                                                                                              1996              1995
                                                                                           ---------         ---------
               Bank notes payable, bearing interest at rates ranging from 7.49%
               to 10.75%, payable in monthly installments ranging from $926 to             $ 122,692         $  97,498
               $246, collateralized by the underlying equipment

                                 Less current portion                                         46,886            33,046
                                                                                           ---------         ---------
                                 Long-term debt                                            $  75,806         $  64,452
                                                                                           =========         =========

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 5 -       DEBT (Continued)

               Future payments under the above notes payable are as follows:

                                    1997                            $   46,886
                                    1998                                36,167
                                    1999                                22,411
                                    2000                                15,285
                                    2001                                 1,943

                                             Total                  $  122,692
                                                                    ==========

               The Company also has a credit arrangement to facilitate the purchase of equipment. This arrangement allows for $150,000 of equipment financing over 60 months at 1.75 percent over the bank's prime rate. This agreement expires on May 31, 1997. At December 31, 1996 and 1995, there were no amounts outstanding under this facility.

               Interest expense totaled $9,030, $9,299 and $4,631 for 1996, 1995 and 1994, respectively.

NOTE 6 -       DEFINED CONTRIBUTION PLAN

               The Company has a 401(k) deferred savings plan for all employees. Employer contributions are equal to the lesser of 20 percent of employee deferrals or 1 percent of the employee gross wages. Employer contributions to the plan approximated $108,000, $73,000 and $35,000 for 1996, 1995 and 1994, respectively.

NOTE 7 -       RESERVE FOR CLAIMS

               HEALTH CARE BENEFITS

               The Company offers a self-funded health insurance plan in addition to several fully insured programs for employees who work at least 30 hours per week. Benefits are funded by contributions from the Company and employees. The Company has obtained stop loss insurance covering individual claims in excess of $35,000 and annual aggregate claims in excess of $798,000 per plan year. The reserve for known claims and claims incurred but not reported totaled $190,000 and $130,000 at December 31, 1996 and 1995, respectively.

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE  7 -       RESERVE FOR CLAIMS (Continued)

                WORKERS' COMPENSATION BENEFITS

                On September 1, 1995, all of the Companies, except for Amstaff HR Services, Inc., Amstaff Professional Services and A.E. Services Group (which use fully-insured plans), entered into a high-deductible workers' compensation agreement with an insurance company. The agreement provides for a deductible amount of $200,000 per occurrence with an annual aggregate claim exposure limit of $720,000. At December 31, 1996 and 1995, the unfunded reserve for known claims and claims incurred but not reported totaled $685,000 and $57,500, respectively.

NOTE  8 -       CLIENT SECURITY DEPOSITS

                Client security deposits are obtained to mitigate credit risk. Such deposits are obtained at the inception of client contracts and are refundable at the end of those contracts.

NOTE  9 -       STOCK REPURCHASE AGREEMENTS

                Each company has a stock repurchase agreement with its employee-stockholders. These agreements specify that in the event of a stockholder's death, disability, termination of employment or the desire to sell their stock interest, the applicable company shall purchase the shares at an agreed-upon fair value. This value is determined annually by both parties involved. Subsequent to December 31, 1996 and in connection with the change in ownership discussed in Note 1, stock held by such employee-stockholders was redeemed for 162 shares of common stock of the publicly held corporation that acquired Amstaff.

NOTE 10 -       LEASE COMMITMENTS

                Amstaff began renting its operating facilities from an affiliate in January 1997. The lease calls for monthly payments of $21,969. This lease expires in January 2018.

                In addition, Amstaff leases various office equipment and automobiles under operating lease agreements expiring at various dates through 2002.

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 10 -       LEASE COMMITMENTS (Continued)

                For financial reporting purposes, these leases are recorded as operating leases. Future minimum lease payments under these leases are as follows:

                       YEAR ENDING
                       DECEMBER 31           RELATED PARTY      OTHER         TOTAL
                       -----------           -------------   ---------    -----------
                           1997              $   263,628     $ 108,264    $   371,892
                           1998                  263,628        90,913        354,541
                           1999                  263,628        64,259        327,887
                           2000                  263,628        47,888        311,516
                           2001                  263,628        31,900        295,528
                        Thereafter             4,218,048        20,805      4,238,853

                The aggregate lease expense for facilities, equipment and automobiles for the years ended December 31, 1996, 1995 and 1994 was $211,135, $123,275 and $68,217, respectively.

NOTE 11 -       INCOME TAXES

                Deferred taxes are provided for the temporary differences between financial reporting bases and the tax bases of the Company's assets and liabilities. The Company's deferred tax asset results from certain accrued expenses not currently deductible.

                These temporary differences approximate $2,360,000. Given the uncertainty of the ability of the Company to utilize the benefit of these temporary differences when they become deductible, a valuation allowance equal to the asset generated has been established.

                The provision for income taxes reflected in the statement of operations for the years ended December 31, 1996, 1995 and 1994 consists of the following:


                                                              1996          1995         1994
                                                          ----------    ----------   ----------
                Current expense                           $   88,323    $   10,089   $    8,958
                Deferred tax benefit                        (369,115)     (165,088)    (116,149)
                Valuation allowance                         (369,115)      165,088      116,149
                                                          ----------    ----------   ----------
                           Total income tax expense       $   88,323    $   10,089   $    8,958
                                                          ==========    ==========   ==========

                                  AMSTAFF, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 11 -       INCOME TAXES (Continued)

                The gross amounts of deferred tax assets recorded in the accompanying consolidated balance sheets at December 31, 1996 and 1995 are as follows:

                                                               1996         1995
                                                            ---------    ---------
                Reserves for workers' compensation claims   $  69,199    $       -
                Single business tax                           299,916      190,604
                                                            ---------    ---------
                                                              369,115      190,604
                Less valuation allowance                     (369,115)    (190,604)
                                                            ---------    ---------
                Net deferred tax asset                      $       -    $       -
                                                            =========    =========

                Total income tax expense differs from amounts computed by applying the statutory federal income tax rate to income before income taxes due to the structure of the consolidated entities and the tax treatment of the S Corporation income discussed in
                Note 1.

NOTE 12 -       CONTINGENCIES

                In June 1995, the National Labor Relations Board ("Board") filed a complaint charging Amstaff with a refusal to bargain with respect to a collective bargaining agreement, under which a now former client's employees were employed, in violation of the National Labor Relations Act. The charge was initially dismissed by a Detroit office of the Board, but has since been reinstated following a union appeal to the general counsel for the Board. If the Board rules against Amstaff, Amstaff could be held liable for lost wages and benefits of such employees for a period of almost four years. Any award would be reduced by any earnings that the employees received, or which reasonably could have been received, from other employment during the relevant time period.

                Amstaff is also a party to litigation matters and claims that are normal in the course of its operations, and while the results of litigation and claims cannot be predicted with certainty, management believes, based on advice of counsel, the final outcome of such matters will not have a materially adverse effect on the consolidated financial position.

                                   * * * * * *

POOLED COMBINED PRO FORMA FINANCIAL INFORMATION (UNAUDITED):

The following unaudited pro forma financial information and explanatory notes are presented to reflect the effect of the merger (the "Merger") of Amstaff, Inc. ("Amstaff") with a wholly owned subsidiary of The Vincam Group, Inc. ("Vincam" or the "Company"), which acquisition has been accounted for as a pooling of interests. The pro forma statements of income for each of the three years ended December 31, 1996 assume that the Merger was consummated on January 1, 1994. The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the results that actually would have occurred had the Merger been consummated on the date indicated or that may be obtained in the future.

The pro forma financial information is derived from and should be read in conjunction with the historical financial statements of Amstaff and the notes thereto included on Pages F-1 to F-13, and the financial statements of Vincam as incorporated herein by reference. The pro forma statements of income combine Vincam's statements of income for the years ended December 31, 1994, 1995 and 1996 (as included in Vincam's Current Report on Form 8-K (File No. 0-28148) dated May 8, 1997, which is incorporated herein by reference) with Amstaff's historical statements of operations for the years ended December 31, 1994, 1995 and 1996, included on pages F-1 to F-13.


                             THE VINCAM GROUP, INC.
                POOLED COMBINED CONSOLIDATED STATEMENTS OF INCOME

                                                                     YEAR ENDED DECEMBER 31, 1996
                                                --------------------------------------------------------------------
                                                                                                          POOLED
                                                                                                         COMBINED
                                                                                      PRO FORMA         PRO FORMA
                                                    VINCAM            AMSTAFF        ADJUSTMENTS    INCOME STATEMENT
                                                --------------    --------------     -----------    ----------------
Revenues.....................................   $  473,595,457    $   66,542,568                      $ 540,138,025
                                                --------------    --------------                      -------------

Direct costs:
    Salaries, wages and employment
      taxes of worksite employees............      417,718,271        60,019,919                        477,738,190
    Health care and workers' compensation....       22,861,174         2,816,005                         25,677,179
    State unemployment taxes and other.......        4,220,633         1,064,613                          5,285,246
                                                --------------    --------------                      -------------

          Total direct costs.................      444,800,078        63,900,537                        508,700,615
                                                --------------    --------------                      -------------

Gross profit.................................       28,795,379         2,642,031                         31,437,410
                                                --------------    --------------                      -------------

Operating expenses:
    Administrative personnel.................       13,041,095         2,249,161                         15,290,256
    Other general and administrative.........        6,668,151         1,127,535                          7,795,686
    Sales and marketing......................        4,534,114           442,567                          4,976,681
    Provision for doubtful accounts..........          434,300           (18,107)                           416,193
    Depreciation and amortization............          805,331            84,589                            889,920
                                                --------------    --------------                      -------------

          Total operating expenses...........       25,482,991         3,885,745                         29,368,736
                                                --------------    --------------                      -------------

Operating income (loss)......................        3,312,388        (1,243,714)                         2,068,674
Interest income (expense), net...............          696,707             2,945                            699,652
                                                --------------    --------------                      -------------

Income before taxes..........................        4,009,095        (1,240,769)                         2,768,326
Provision for income taxes...................       (1,316,313)          (88,323)    458,320 A             (877,117)
                                                --------------    --------------     -------          -------------


Net income...................................   $    2,692,782    $   (1,329,092)    399,550          $   1,891,209
                                                ==============    ==============     =======          =============

Net income per common and common
    equivalent share.........................   $         0.32                                        $        0.22
                                                ==============                                        =============

Weighted average number of shares
    outstanding used in earnings per
    share calculation........................        8,330,811                                            8,695,973
                                                ==============                                        =============

        The accompanying notes are an integral part of these consolidated financial statements.



                             THE VINCAM GROUP, INC.
                POOLED COMBINED CONSOLIDATED STATEMENTS OF INCOME

                                                                     YEAR ENDED DECEMBER 31, 1995
                                                --------------------------------------------------------------------
                                                                                                          POOLED
                                                                                                         COMBINED
                                                                                      PRO FORMA         PRO FORMA
                                                     VINCAM          AMSTAFF         ADJUSTMENTS    INCOME STATEMENT
                                                ---------------  ---------------     -----------    ----------------

Revenues.....................................   $  295,231,926   $    43,665,424                     $  338,897,350
                                                --------------   ---------------                     --------------

Direct costs:
    Salaries, wages and employment
      taxes of worksite employees............      262,186,958        38,850,232                        301,037,190
    Health care and workers' compensation....       15,330,888         2,005,605                         17,336,493
    State unemployment taxes and other.......        2,056,824           632,145                          2,688,969
                                                --------------   ---------------                     --------------

          Total direct costs.................      279,574,670        41,487,982                        321,062,652
                                                --------------   ---------------                     --------------

Gross profit.................................       15,657,256         2,177,442                         17,834,698
                                                --------------   ---------------                     --------------

Operating expenses:
    Administrative personnel.................        7,571,833         1,579,777                          9,151,610
    Other general and administrative.........        4,730,293           550,333                          5,280,626
    Sales and marketing......................        2,441,590           297,426                          2,739,016
    Provision for doubtful accounts..........          189,090            89,879                            278,969
    Depreciation and amortization............          375,078            76,718                            451,796
                                                --------------   ---------------                     --------------

          Total operating expenses...........       15,307,884         2,594,133                         17,902,017
                                                --------------   ---------------                     --------------

Operating income (loss)......................          349,372          (416,691)                           (67,319)
Interest (expense) income, net...............          142,834             8,664                            151,498
                                                --------------   ---------------                     --------------

Income before taxes..........................          492,206          (408,027)                            84,179
Provision for income taxes...................         (239,417)          (10,089)    190,604 A              (58,902)
                                                --------------   ---------------     -------         --------------


Net income (loss)............................   $      252,789   $      (418,116)    190,604         $       25,277
                                                ==============   ===============     =======         ==============

Net income per common and common
    equivalent share.........................   $         0.04                                       $         0.00
                                                ==============                                       ==============

Weighted average number of shares
    outstanding used in earnings per
    share calculation........................        6,994,018                                            7,359,180
                                                ==============                                       ==============

        The accompanying notes are an integral part of these consolidated financial statements.



                             THE VINCAM GROUP, INC.
                POOLED COMBINED CONSOLIDATED STATEMENTS OF INCOME


                                                                    YEAR ENDED DECEMBER 31, 1994
                                                --------------------------------------------------------------------
                                                                                                          POOLED
                                                                                                         COMBINED
                                                                                      PRO FORMA         PRO FORMA
                                                     VINCAM          AMSTAFF         ADJUSTMENTS    INCOME STATEMENT
                                                ---------------  ---------------     -----------    ----------------
Revenues.....................................    $ 224,843,043    $   23,253,911                      $ 248,096,954
                                                 -------------    --------------                      -------------

Direct costs:
    Salaries, wages and employment
      taxes of worksite employees............      198,162,489        20,215,972                        218,378,461
    Health care and workers' compensation....       12,212,883         1,600,038                         13,812,921
    State unemployment taxes and other.......        1,911,734           261,147                          2,172,881
                                                 -------------    --------------                      -------------

          Total direct costs.................      212,287,106        22,077,157                        234,364,263
                                                 -------------    --------------                      -------------

Gross profit.................................       12,555,937         1,176,754                         13,732,691
                                                 -------------    --------------                      -------------

Operating expenses:
    Administrative personnel.................        4,663,598           762,516                          5,426,114
    Other general and administrative.........        3,157,671           421,767                          3,579,438
    Sales and marketing......................        1,650,685           132,740                          1,783,425
    Provision for doubtful accounts..........           40,000            12,000                             52,000
    Depreciation and amortization............          217,977            66,385                            284,362
                                                 -------------    --------------                      -------------

          Total operating expenses...........        9,729,931         1,395,408                         11,125,339
                                                 -------------    --------------                      -------------

Operating income (loss)......................        2,826,006          (218,654)                         2,607,352

Interest (expense) income, net...............              911            (4,631)                            (3,720)
                                                --------------    --------------                    ---------------

Income before taxes..........................        2,826,917          (223,285)                         2,603,632
Provision for income taxes...................         (972,881)           (8,958)    119,952 A             (861,887)
                                                 -------------    --------------    --------          -------------


Net income...................................    $   1,854,036    $     (232,243)   $119,952          $   1,741,745
                                                 =============    ==============    ========          =============

Net income per common and common
    equivalent share.........................    $        0.26                                        $        0.23
                                                 =============                                        =============

Weighted average number of shares
    outstanding used in earnings per
    share calculation........................        7,229,657                                            7,594,819
                                                 =============                                        =============


        The accompanying notes are an integral part of these consolidated financial statements.

NOTES TO UNAUDITED POOLED COMBINED PRO FORMA FINANCIAL INFORMATION

A Prior to June 30, 1997, Amstaff was taxed under the Sub-Chapter S provisions of the Internal Revenue Code ("IRC") whereby its profits and losses flowed directly to its former shareholders for U.S. federal income tax purposes. Upon the merger of Amstaff with the Company on June 30, 1997, Amstaff no longer qualified under the Sub-Chapter S provisions of the IRC and became a taxable entity. In connection with the change in tax status, the Company recorded $458,320, $190,604 and $119,952 during the years ended December 31, 1996, 1995 and 1994, respectively, in deferred tax assets primarily related to accrual expenses not currently deductible such as workers' compensation claims and single business tax reserves.

                             THE VINCAM GROUP, INC.
                                  EXHIBIT INDEX

EXHIBIT NO.
----------

23        Consent of Plante & Moran, LLP